UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2023

CITIZENS FINANCIAL SERVICES INC
(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S MAIN ST MANSFIELD, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(f) Determination and Payment of Annual Incentive Plan Awards for Fiscal Year 2022
On June 29, 2023, the Board of Directors of Citizens Financial Services, Inc. (the “Company”) completed its determination of the annual bonus amounts for the Company’s named executive officers under the Company’s Annual Incentive Plan for the fiscal year ending December 31, 2022.  This information was not included in the Summary Compensation Table (the “Summary Compensation Table”) in the Company’s Definitive Proxy Statement for its 2023 Annual Meeting of Shareholders, filed with the U.S. Securities and Exchange Commission on March 9, 2023 (the “Proxy Statement”), because the amounts had not been determined at the time of filing of the Proxy Statement.  In accordance with Item 5.02(f) of Form 8-K, this Form 8-K is being filed to update certain compensation disclosures previously included in the Proxy Statement to reflect the bonuses awarded to the named executive officers under the Company’s Annual Incentive Plan for fiscal year 2022.
Randall E. Black, who serves as Chief Executive Officer (“CEO”) and President of the Company and of First Citizens Community Bank (the “Bank”), and Mickey L. Jones, who serves as Senior Executive Vice President, Chief Operating Officer and Treasurer of the Company and of the Bank, earned bonuses in the amounts of $561,226 and $229,293, respectively, which were paid to each such named executive officer in cash. In addition, Messrs. Black and Jones each received an award of shares of the Company’s common stock granted under the Company’s 2016 Equity Incentive Plan (each, a “Share Award”). The Share Award for Mr. Black was granted to Mr. Black on June 29, 2023, and is comprised of 203 shares of the Company’s common stock.  The grant date fair value of Mr. Black’s Share Award is $16,926, computed in accordance with Financial Accounting Board Accounting Standards Codification Topic 718 – Share Based Payment based on the per share price of the Company’s common stock on the date of grant ($83.38 per share).  The Share Award for Mr. Jones was granted to Mr. Jones on June 29, 2023, and is comprised of 113 shares of the Company’s common stock.  The grant date fair value of Mr. Jones’ Share Award is $9,422, computed in accordance with Financial Accounting Board Accounting Standards Codification Topic 718 – Share Based Payment based on the per share price of the Company’s common stock on the date of grant ($83.38 per share).
Stephen J. Guillaume, who serves as Senior Vice President and Chief Financial Officer of the Company and of the Bank, earned a bonus in the amount of $35,446, of which 70% was paid in cash and 30% was paid in the form of an award of restricted shares of the Company’s common stock granted under the Company’s 2016 Equity Incentive Plan (the “Restricted Share Award”).  The Restricted Share Award was granted to Mr. Guillaume on June 29, 2023, and is comprised of 127 restricted shares of the Company’s common stock.  The grant date fair value of the Restricted Share Award is $10,634, computed in accordance with Financial Accounting Board Accounting Standards Codification Topic 718 – Share Based Payment based on the per share price of the Company’s common stock on the date of grant ($83.38 per share).  The Restricted Share Award will vest in three approximately equal annual installments commencing on June 29, 2024.
The foregoing bonus amounts, to the extent paid in cash, should be reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for fiscal year 2022.  Mr. Black’s and Mr. Jones’ Share Awards, and Mr. Guillaume’s Restricted Share Award should be reflected in the Stock Awards column of the Summary Compensation Table for fiscal year 2022.  In addition, the amounts in the Total column of the Summary Compensation Table for fiscal year 2022 for Messrs. Black, Jones and Guillaume have increased to $1,440,625, $720,898 and $218,084, respectively.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Black, our CEO and President. Such information was not available in full at the time of filing of the Proxy Statement because at such time, Mr. Black’s Annual Incentive Plan award for fiscal year 2022 had not yet been determined.  As permitted by Instruction 6 to Item 402(u) of Regulation S-K, we thus omitted the CEO pay ratio disclosure required by Item 402(u) of Regulation S-K from the Proxy Statement, and have included the required CEO pay ratio disclosure in this Form 8-K.

The Compensation/Human Resources Committee monitors the relationship between the compensation of our executive officers and of our non-managerial employees.  This is the sixth year we are disclosing the ratio of the pay of our CEO/President to our median employee (pay ratio).  To determine the median employee, we considered all employees, including full-time, part-time and seasonal employees employed as of the last day of our fiscal year, December 31, 2022. We also considered all wages earned for the fiscal year, including:

•	Regular pay for salaried and hourly employees.
•	Wages for overtime.
•	Miscellaneous taxable cash benefits such as cash incentives, cell phone allowance, and referral fee income.

For purposes of determining the pay ratio, the total compensation of our CEO/President includes all compensation reported in the Summary Compensation Table.  The total compensation of the median employee was determined in the same manner as was used for the CEO/President in the Summary Compensation Table.

Median Annual Compensation of All Employees:	$43,007
Total Annual Compensation of CEO/President:	$1,440,625
Pay Ratio:	33.5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: July 6, 2023	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer